DAVID JONES & ASSOC., P.C.

      Law Firm

395 Sawdust, # 2148 The Woodlands, TX 77380	F (281) 419-0564 P (281) 419-0584
djones@40actlaw.com sdrake@40actlaw.com

August 18, 2004

Mr. Larry Greene

VIA EDGAR FILING

U.S. Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street NW

Washington, DC  20549

Re:

Electric City Funds, Inc., File No.’s 333-84665 and 811-09523 Definitive Proxy Statement on Form N-14A

Dear Mr. Greene:

On behalf of Electric City Funds, Inc. (the “Registrant”), transmitted herewith for filing pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934 is the Definitive Proxy Statement to be used in connection with the special meeting of the shareholders of the Registrant to be held on September 10, 2004 (the “Special Meeting”).  The Definitive Proxy Statement consists of a notice of meeting, the proxy statement and form of proxy.  This information, including the proxy statement, will be mailed to the Trust’s shareholders on or about August 18, 2004.

The Special Meeting will be held to consider the following items of business:

1.

Election of a slate of Directors to serve on the Board of Directors of the Company until such time as their successors shall be duly elected and qualified; and

2.

To transact such other business as may properly come before the shareholders of the Company.

Please direct any questions or comments regarding the foregoing to me at (281)  419-0584.

Kindest Regards,

DAVID JONES & ASSOC., P.C.

/s/  David D. Jones, Esq.

Counsel to Registrant

Electric City Funds, Inc.

Offering

the

Electric City Value Fund

&

Electric City Dividend Growth Fund

1292 Gower Road

Scotia, NY  12302

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held on September 10, 2004

To the Shareholders of the Electric City Funds:

Electric City Funds, Inc. (the “Company”) is holding a special meeting of its shareholders (the “Special Meeting”) on Friday, September 10, 2004 at 10:00 a.m., Eastern Time.  The Special Meeting will be held at the Company’s offices, located at 1292 Gower Road, Scotia, NY  12302.

The Company is a Maryland corporation and is registered with the Securities and Exchange Commission as an open-end registered management investment company.  The Company has authorized the division of its shares into various series (each a “Fund” and together the “Funds”) and currently offers shares of two series:  the Electric City Value Fund and the Electric City Dividend Growth Fund.

The Special Meeting will be held to consider the following items of business:

1.

Election of a slate of Directors to serve on the Board of Directors of the Company until such time as their successors shall be duly elected and qualified; and

2.

To transact such other business as may properly come before the shareholders of the Company.

You may vote at the Special Meeting if you are the record owner of shares of any Fund as of the close of business on August 16, 2004.  If you attend the Special Meeting, you may vote your shares in person.  If you expect to attend the Special Meeting, please call the Company at 1-800- 453-6556 to inform them.

Your vote on these proposals is very important.    If you own shares in more than one account of the company, you will receive  more than one proxy statement and proxy card and will need to vote the shares you hold for each account.  Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed, postage paid envelope.  You may also return your completed proxy card by faxing it to the Company at 440-922-0110.

PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

By Order of the Board of Directors,

James W. Denney

Chairman

August 18, 2004

Electric City Funds, Inc.

Offering

the

Electric City Value Fund

&

Electric City Dividend Growth Fund

1292 Gower Road

Scotia, NY  12302

PROXY STATEMENT

Dated August 18, 2004

SPECIAL MEETING OF SHAREHOLDERS

To be Held on September 10, 2004

Introduction

The Board of Directors (the “Board”) of Electric City Funds, Inc. (the “Company”) has voted to call a special meeting of all shareholders of the Electric City Value Fund and the Electric City Dividend Growth Fund (each a “Fund” and together the “Funds”), in order to seek shareholder approval of a single proposal relating to the Company.  The Special Meeting will be held at the Company’s offices, located at 1292 Gower Road, Scotia, NY  12302, at 10:00 a.m., Eastern Time, on Friday, September 10, 2004.  If you expect to attend the Special Meeting in person, please call the Company at 1 -800-453-6556 to inform them of your intent.

Matters For Shareholder Consideration

The Board is seeking shareholder approval of a single proposal, the election of a slate of Directors to serve on the Board of Directors of the Company until such time as their successors shall be duly elected and qualified;

Shareholders may also be asked to consider and approve such other matters as may properly come before the shareholders at the Special Meeting.

Who Is Eligible To Vote

If you were the record owner of any shares of the Electric City Value Fund or the Electric City Dividend Growth Fund as of the close of business on August 16, 2004 (the “Record Date”), then you are eligible to vote at the Special Meeting.  The number of shares outstanding for each Fund as of the Record Date is listed in Appendix A to this proxy statement.  Each share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Company in the envelope provided.  The Board urges you to fill out and return your proxy card even if you plan to attend the Special Meeting.  Returning your proxy card will not affect your right to attend the Special Meeting and vote.

The Board has named Gregory B. Getts and Umberto Anastasi as proxies, and their names appear on your proxy card(s).  By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting.  If you properly fill in your proxy card and return it to the Company in time to vote, one of the appointed proxies will vote your shares as you have directed.  If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on each proposal as recommended by the Board.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment.  At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the three proposals discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, or by notifying the Company’s Secretary in writing, before the Special Meeting, that you have revoked your proxy, at the following address:  Bill R .. Werner, Electric City Funds, Inc., 1292 Gower Road, Scotia, NY  12302.

Voting in Person

If you attend the me e ting and wish to vote in person, you will be given a proxy when you arrive.  If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting.  If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Requirement of a Quorum

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Company to hold a valid shareholder meeting.  The Company cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy.  The Company’s Articles of Incorporation  and by-laws require that the presence, in person or by proxy, of a majority of the shares entitled to vote at the Special Meeting shall constitute a quorum for purposes of the Special Meeting.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares on the Proposal unless it has received voting instructions from you.  If your broker does not vote your shares on the Proposal because it has not received instructions from you, those shares will be considered broker non-votes.  Broker non-votes and abstentions with respect to a proposal count as present for purposes of establishing a quorum, and count as votes cast against the Proposal.

The affirmative vote of a plurality of the shares entitled to vote of all Funds, voting in the aggregate, is required to elect directors.  This means that, assuming a quorum of all shareholders of the Company is obtained, the three nominees receiving the most votes will be elected as Directors.  This also means that if a quorum is present, unless other persons are nominated at the Special Meeting to serve as directors, the three persons appearing on the proxy will be elected as directors, even if they only receive one vote each.

The Investment Company Act of 1940, as amended (the “1940 Act”) defines a “majority” of the outstanding voting securities of a Fund as the lesser of (a) the vote of holders of at least 67% of the voting securities of the Company present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b)  the vote of holders of more than 50% of the outstanding voting securities of the Company.

Adjournments

The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes.  If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve such proposal.   Broker non-votes will be deemed to be present for purposes of approving an adjournment and will count as votes cast in favor of the adjournment.

Cost Of The Shareholder Meeting And Proxy Solicitation

The Advisor is paying the costs of the shareholder meeting and proxy solicitation.

Who To Call With Questions

Please call the Company at 1- 800 - 453 - 6556 with any questions you may have relating to this proxy statement.   Also, at your request, the Company will send you a free copy of its most recent audited annual report, dated August 31, 200 3.  Simply call the Company to request a copy of the report.

------------------------------------------------------------------------------------------------------------------------

PROPOSAL # 1.

ELECTION OF DIRECTORS

The Board of Directors has nominated the three persons listed below for election as directors, each to hold office until the next annual meeting of shareholders and until his successor is elected and qualified.  Two nominees currently serve as directors of the Company.  Each nominee has indicated a willingness to serve if elected, and each has consented to being named as nominees in this proxy.  If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.  Management has no reason to believe that any nominee will be unavailable for election.

Two of the three director nominees, Mr. Patrick DiCesare and Mr. Edward Sorenson qualify as independent directors, as defined by the Investment Company Act of 1940 ("Independent  Directors").  Mr. Denney is an officer of Mohawk Asset Management, Inc., each Fund's investment adviser.  There are no family relationships among the nominees.

The persons named as proxies on the enclosed proxy card will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee.

The nominees for director, their ages, a description of their principal occupations, and other information relating to each are listed in the table below.  The address of record for each director is 1292 Gower Road, Scotia, NY  12302.

Name, & Age	Position(s) Held with the Company	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Company Portfolios Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
James W. Denney* (39)	Interested Director, President, Chairman	Indefinite Mr. Denney has served as a Director since December, 1999	President of Mohawk Asset Management, Inc., a registered investment adviser and investment advisor to each Fund, since 1995. Chairman, President and Director of the Company since its inception in December, 1999. Former Mayor of Scotia, NY.	2	None
Patrick M. DiCesare (60)	Independent Director	Indefinite. Mr. DiCesare has served as a director since January, 2004.	Independent Consultant since January, 2004. Formerly Principal, DiCesare, Spataro & Associates, Burnt Hills, NY, a property and casualty insurance company.	2	None
Edward A. Sorenson (52)	Independent Director	Indefinite Mr. Sorenson is standing for election for the first time.	Currently Executive Vice President, Program Risk Management, Inc and PRM Claim Services, Inc, since 2001. Formerly Special underwriting Assignment with CGU Insurance from 2000 to 2001. Director of Specialty Workers Compensation, AIG Insurance, from 1998 to 2000. BBA in Accounting from Siena College, 1974.	2	Director, Program Risk Management, Inc. & PRM Claim Services, Inc.

INDEPENDENT PUBLIC ACCOUNTANTS

For the Company’s current fiscal year which will end on August 31, 2004, the Company has selected Cohen McCurdy LLP, successor company to McCurdy & Associates, CPA’s, Inc., to serve as the Company’s principal independent accountant.  McCurdy also served as the Company’s principal independent accountant for the Company’s previously completed fiscal year.  Representatives of Cohen McCurdy are not expected to attend the special Meeting, but if they do, they will be given an opportunity to make any statement deemed by them to relevant, and will be available to respond to appropriate questions.

At a meeting held on December 17, 2003, the Board of Directors of the Company considered the independence of Cohen McCurdy, received a letter from McCurdy attesting to its independence, and, after full deliberation, reached the conclusion that fees paid to McCurdy were solely for services rendered to the Company in its capacity as an independent auditor.

The following table sets forth the fees paid to McCurdy & Associates, CPA’s for the Company’s most recent fiscal year ended August 31, 2003.

Audit Fees	Financial Information Systems Design and Implementation	All Other Fees
$15,217	$0.00	$1,895

The $1,895 in “All Other Fees” paid to McCurdy and noted in the table above were for preparation and filing of the Company’s federal tax returns.  McCurdy did not provide any other services to the Company, nor did it provide services of any kind to the Company’s investment advisor.

The Board has an audit committee which meets at least annually with the independent accountants and executive officers of the Fund.  The audit committee reviews, among other matters, the accounting principles being applied by the Fund in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit and committee are reported to the full Board.  The Board, including the Independent  Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to the Company’s shareholders.

The Board of Directors has met five times during the Company’s current fiscal year.  Each of the directors attended at least 75% of the meetings.  The audit committee has met once during the Company’s current fiscal year.  Each independent director currently receives $150 per meeting for his service to the Company.

The officers of the Company are elected by the Board of the Company at an annual or other meeting of the Board to serve until their successors are elected and qualified.

The overall direction and supervision of the Company is the responsibility of the Board, which has the primary duty of ensuring that each Fund's general investment policies and programs are adhered to and that the Fund is properly administered.   Mohawk Asset Management serves as investment adviser to each Fund and has the primary responsibility for making investment decisions on behalf of each Fund.

SHAREHOLDINGS

As of August 16, 2004, no Director or nominee owned in excess of 5% of the total outstanding shares of any Fund.   As of August 16, 2004, the Directors/nominees, as a group, owned beneficially less than five percent of each Fund.

Your Board, including the independent Directors, unanimously recommends that you vote “For” Proposal # 1.

-----------------------------------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION

UNDERWRITER

The Board of Directors of Electric City Funds, Inc. has adopted a Plan of Servicing and Distribution relating to the distribution of its shares. In conformity with that plan and pursuant to the requirements of Rule 12b-1 relating to the plan, the Company distributes its shares directly to the public.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, OH 44141 provides administrative, transfer agent, and accounting services to each Fund pursuant to a written agreement with the Company.

ALLOCATION OF PORTFOLIO TRANSACTIONS

Mohawk, in effecting purchases and sales of portfolio securities for the account of the Funds, is responsible for insuring that such purchases and sales are effected in accordance with the Company’s policy of seeking best execution of orders, which includes best net prices, except to the extent that Mohawk may be permitted to pay higher brokerage commissions for research services as described below.  Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Funds. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of Mohawk, and such information  still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce Mohawk’s expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, Mohawk may give consideration to those firms that have sold or are selling shares of the Company, as well as to those firms that provide market, statistical and other research information to the Company and Mohawk.  Mohawk is not authorized to pay higher commissions, or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

Mohawk may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, the Funds could pay to a firm that provides research services to Mohawk a commission for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction.  The Fund could do this if Mohawk determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or Mohawk’s overall responsibilities to the Funds or other clients.  Not all such research services may be useful or of value in advising a particular series.  Research benefits will be available for all clients of Mohawk and its subsidiaries. In addition, the investment management fee paid by the Fund to Mohawk is not reduced because it receives these research services.

PROPOSALS OF SHAREHOLDERS

As a Maryland corporation, the Company is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable.  Since the Company does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided.  Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Company no later than four months prior to the date when proxy statements are mailed to shareholders.  Any shareholder wishing to raise a matter for consideration at the Special Meeting and not contained in this Proxy Statement must inform the Company of the mater to be raised on the floor at least 7 days prior to the date of the Special Meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Company.

FINANCIAL STATEMENTS

The financial statements for each Fund and the Company are incorporated herein by reference to the Company’s audited annual financial report, dated August 31, 2003, and the Company’s unaudited semi-annual financial report, dated February 28, 2004.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

TOTAL OUTSTANDING SHARES

OF EACH FUND, BY CLASS AND TOTAL,

As of August 16, 2004

Name of Electric City Fund	Total Outstanding Shares
Electric City Value Fund	184,409.030
Electric City Dividend Growth Fund	65,623.739

HOLDERS OF MORE THAN

5% OF EACH FUND'S SHARES

As of August 16, 2004

Name of Shareholder	Name of Fund in Which Shares Held	% Ownership of Total Fund Shares
National Investor Services, for the exclusive benefit of its clients’ accounts	Electric City Value Fund	77.40%
National Investor Services, for the exclusive benefit of its clients’ accounts	Electric City Dividend Growth Fund	96.04%

PROXY

---------------------------------------------------------------------------------------------------------------------------------------------

ELECTRIC CITY FUNDS, INC.

Proposal # 1.

Elect the following persons as Directors of Electric City Funds, Inc. (All Shareholders)

(1)  James W. Denney   (2)  Patrick M. DiCesare   (3)  Edward A. Sorenson

For All

For All Except

Withhold All

/    /

/    /

/    /

---------------------------------------------------------------------------------------------------------------------

To withhold authority to vote on any individual nominee(s), please print the number(s)of the nominee(s) on the line above.

X

- ---------------------------------------------------------------------------------------------------------------------

Signature

Date

X

- ---------------------------------------------------------------------------------------------------------------------

Signature

Date

PLEASE VOTE TODAY!

Please vote all issues shown on your proxy.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy. On all Items, mark – For All, For All Except or Withhold All.  If you mark your proxy “For All Except”, please indicate which nominee you are withholding your approval of in the space provided below.  Then sign, date and return your proxy in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy, must sign the proxy. If you are signing for a corporation, company or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR PROXY PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Company.  These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Gregory B. Getts and Umberto Anastasi , and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held September 10, 2004, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. Your shares will be voted in accordance with your designations on this proxy.  If no specification is made herein, all shares will be voted "FOR ALL" on the proposals set forth on this proxy.  The proxy is solicited by the Board of Company which recommends a vote "FOR ALL" on all matters.